INTEREST INCOME, NET (Details) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2021 CNY (¥)
INTEREST INCOME, NET
Interest income	¥ 1,291,485		¥ 769,094	¥ 385,375
Interest expense	(17,241)		(14,053)	(6,105)
Bank charges	(9,068)		(11,124)	(18,952)
Others	(1,844)		(433)	(5,751)
Total	¥ 1,263,332	$ 177,937	¥ 743,484	¥ 354,567